Supplement Dated January 6, 2017

To

Prospectus Dated May 2, 2016

This supplement is intended for distribution with the prospectus dated May 2, 2016 (the “Prospectus”) for Accumulation VUL 2014 variable life insurance policies issued by John Hancock Life Insurance Company of New York.

The purpose of this supplement is to provide information about an additional optional supplementary rider — the “Healthy Engagement Rider”— that is made available to policies issued on or after December 7, 2015.

Addition to table of “Rider Charges”:

Charge	When Charge is Deducted	Amount Deducted
Healthy Engagement Rider	Monthly	$2

Additional information under “Optional supplementary benefit riders you can add”:

Healthy Engagement Rider

Our Healthy Engagement Rider provides you with the opportunity to add credits (as described below) to your policy value based upon the insured’s ongoing participation in activities that promote a healthy lifestyle.

Healthy engagement “Status” categories. If you elect this rider, the insured person will qualify for one of four healthy engagement status (“Status”) categories each year. The Status categories are based on the actuarially-determined longevity benefits of certain healthy activities in which the insured person engages (such as regular checkups, biometric screenings, exercising regularly, participating in health educational programs, and periodically considering and answering certain health-related questions) and other health-related information about the insured person. The insured person’s Status category may change from year to year, in light of his or her participation in these activities. (Current information relating to the insured person’s Status and/or the standards for determining Status are available through our Service Office at 1-888-267-7781.)

Incentives to engage in good health practices. Beginning in the second policy year, if the insured person has qualified for one of the three highest Status categories, we will contribute a percentage of your policy’s monthly cost of insurance charge in the form of a credit (a “Rider Credit”) to your policy value, subject to the conditions mentioned below. Any Rider Credits will be allocated automatically to each investment account and/or any fixed account from which, and in the same proportion as, we are taking your monthly deductions. The Healthy Engagement Rider also provides the insured person with the possibility of other benefits, including discounted wearable devices, gear used to engage in healthy activities, biometric screenings, access to health and fitness information, and other discounts and offers that depend on the insured person having a certain Status. These and any other benefits available pursuant to the rider, are designed to encourage a high level of engagement by the insured person in activities that are correlated with improved longevity.

Amount of rider credits. Under the Healthy Engagement Rider, several considerations are relevant to the percentage, if any, of any month’s cost of insurance charge that we will contribute as a

Rider Credit to your policy. One important consideration is the insured person’s Status category for the current year and for prior years. If the insured person has always been in the lowest Status category, no Rider Credits will be paid. The higher the insured person’s Status category, and the more years the insured person qualifies for higher Status categories, the larger your Rider Credits are likely to be.

Also, the Rider Credit that is contributed to your policy in any month will not be more than the difference between the maximum amount of cost of insurance charge that your policy permits us to deduct for that month and the amount of cost of insurance charge that we actually deduct for that month. This means that the amount of any Rider Credit will be less the closer we are to charging the maximum cost of insurance rate that the policy permits; and there will not be any Rider Credit if and when we are charging the maximum cost of insurance rate. We will continue to deduct the Healthy Engagement Rider charge in instances where no Rider Credits are being earned and we are charging the maximum cost of insurance rate under the policy. Although our ability to change the cost of insurance rate (subject to the maximum rate) can therefore affect whether and how much Rider Credit you may receive, no Rider Credits that we contributed to your policy value prior to such a change would be affected.

The amount of the Rider Credits that are contributed to your policy value in any month also will be reduced if the death benefit under your policy then exceeds $20,000,000. In such cases, the reduction in any Rider Credit will be larger as the death benefit at the time of such credit exceeds $20,000,000.

The amount of any Rider Credit for a month in which the policy is in default (as described under “Lapse and reinstatement”) will be applied first to pay any monthly deductions that are then due and unpaid and next to reduce the Default Payment, with any remaining amount then being contributed to your policy value in accordance with the allocation instructions then in effect for premium payments. The same procedure also will apply for any month in which the policy is being continued in force under its No-Lapse Guarantee provision, except that no amount will be applied to reduce a Default Payment.

Certain changes we may make. We have the right to change at any time the qualification standards for Status categories. Such changes will be based on our expectations of the impact of those standards on future mortality, policy persistency, our expenses, our capital and reserve requirements, and our taxes relating to the policies. Any such changes, however, will be determined prospectively on a basis that does not discriminate unfairly within any class of insured persons. If we change the qualification standards for a Status level, it has an effect on the amount of Rider Credits you may earn for future months, but it will not affect the Rider Credits you have already earned. Also, we may change or terminate any other incentives (such as access to health and fitness information, offers, discounts, tools, or other services designed to encourage the insured to participate in activities that promote a healthy lifestyle) that we may make available from time to time to insured persons under the Healthy Engagement Rider.

At and after age 80. If the Healthy Engagement Rider is still in effect on the policy anniversary nearest the insured person’s 80th birthday, the rider charge will cease to be deducted; no new Rider Credits will be earned; all previously earned Rider Credits will continue to apply as provided in the rider; and the availability to the insured person of any other potential benefits under the rider will cease.

Termination provisions. You may elect to discontinue the rider at any time by written notice to us. In that case, the same circumstances described above will apply as if the discontinuance date had been the policy anniversary nearest the insured person’s 80th birthday.

If your policy terminates for any reason, the Healthy Engagement Rider also will terminate, although no Rider Credits that we contributed to your policy value prior to the termination will be affected.

Additional considerations. Although the standards for determining a Status category may be administered directly by us or through an affiliated or unaffiliated provider that we designate, any termination or change in such third-party provider will not terminate or modify the Healthy Engagement Rider or our obligations thereunder.

There may be costs associated with meeting the standards to qualify for a given Status level that will not be reimbursed by the Company. Examples of such costs include, but are not limited to, health coverage co-pays, health club fees, athletic events, health equipment, health monitoring devices, and athletic attire.

Additional information under “Tax Considerations”:

Healthy Engagement Rider

We will treat the monthly charges for the Healthy Engagement Rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includable in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero.

We do not expect that we will be required to report any free or discounted services or products that are available to the insured person under the Healthy Engagement Rider to the Internal Revenue Service on Form 1099. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.

VLI Prod Supp (1/2017) Accum 14 HER NY

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